Exhibit 10(ii)

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Amendment”) is entered into as of July 3, 2006, by and among the following: (i) AMERICAN GREETINGS CORPORATION, an Ohio corporation (the “Company”); (ii) the Subsidiary Guarantors, as defined in the Credit Agreement referred to below; (iii) the Lenders, as defined in the Credit Agreement; and (iv) NATIONAL CITY BANK, as Global Agent and as Collateral Agent, each as defined in the Credit Agreement.

RECITALS:

A.      The Company has entered into the Credit Agreement, dated as of April 4, 2006 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”), with the Foreign Subsidiary Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto (herein, together with their respective successors and assigns, collectively, the “Lenders”), National City Bank, as the Global Agent, joint lead arranger, joint bookrunner, Swing Line Lender and LC Issuer, UBS Securities LLC, as joint lead arranger, joint bookrunner and Syndication Agent, and KeyBank National Association, JPMorgan Chase Bank, N.A., and LaSalle Bank National Association, as Co-Documentation Agents.

B.      In connection with the Credit Agreement, the Company, the Subsidiary Guarantors and the Collateral Agent executed the Pledge and Security Agreement, dated as of April 4, 2006 (the “Security Agreement”).

C.      The Company has requested the Global Agent, the Collateral Agent, and the Lenders agree to amend certain provisions of the Credit Agreement and the Security Agreement, as set forth herein.

D.      The Global Agent, the Collateral Agent, and the Lenders are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.

Section 2. Amendments.

2.1 Amendment to Post-Closing Covenant. Section 4.04(i) of the Credit Agreement is hereby amended to delete the reference therein to “July 4, 2006” and to insert in place thereof the words “October 31, 2006”.

2.2 Replacement of Schedule 4.04(i). Schedule 4.04(i) to the Credit Agreement is hereby replaced with Schedule 4.04(i) attached to this Amendment.

2.3 Amendment to Security Agreement. Section 5.2(a) of the Security Agreement is hereby amended and restated as follows:

The Grantors shall cause all securities accounts to be subject at all times on and after the date set forth in Section 4.04(i) of the Credit Agreement to a fully effective Securities Account Control Agreement.

Section 3. Effectiveness. The amendments set forth in Section 2 above shall become effective as of the date first written above (the “Amendment Effective Date”) upon execution of this Amendment by the Company, the Subsidiary Guarantors, the Global Agent, the Collateral Agent and the Required Lenders, provided counterparts hereof as so executed shall have been delivered to the Global Agent.

Section 4. Miscellaneous.

4.1      Representations and Warranties.

(a)      Each Credit Party, by signing below, hereby represents and warrants to the Global Agent, the Collateral Agent, and the Lenders that:

  (i)      such Credit Party has the legal power and authority to execute and deliver this Amendment;

  (ii)     the officers executing this Amendment on behalf of such Credit Party have been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof;

  (iii)    the execution and delivery hereof by such Credit Party and the performance and observance by such Credit Party of the provisions hereof do not violate or conflict with the Organizational Documents of such Credit Party or any law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Credit Party;

  (iv)    no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and

  (v)     upon the execution and delivery of this Amendment by such Credit Party, this Amendment shall constitute a valid and binding obligation of such Credit Party in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b)      The Company, by signing below, hereby represents and warrants to the Global Agent, the Collateral Agent, and the Lenders that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

4.2      Waiver of Claims. Each Credit Party hereby waives and releases the Global Agent, the Collateral Agent, and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Credit Party is aware arising out of or relating to the Credit Agreement and/or the other Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

4.3      Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Global Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Global Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Global Agent, the Collateral Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

4.4      Agreements Unaffected. Each reference to the Credit Agreement and the Security Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement and the Security Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement and the Security Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

4.5      Entire Agreement. This Amendment, together with the Credit Agreement, the Security Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.6      Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by facsimile or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.7      Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH CREDIT PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

4.8      JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

AMERICAN GREETINGS CORPORATION

By:	/s/ Stephen J. Smith
Name: Stephen J. Smith
Title: Treasurer

AGC, INC.

A.G.C. INVESTMENTS, INC.

A.G. EUROPE, INC.

A.G. INDUSTRIES, INC.

A.G. (UK), INC.

CARLTON CARDS RETAIL, INC.

CLOUDCO, INC.

CREATACARD, INC.

CREATACARD INTERNATIONAL

LEASING, INC.

CUSTOM HOLDINGS, INC.

GIBSON GREETINGS, INC.

JOHN SANDS (AUSTRALIA) LTD.

JOHN SANDS (N.Z.) LTD.

JOHN SANDS HOLDING CORP.

LEARNING HORIZONS, INC.

MEMPHIS PROPERTY CORPORATION

PLUS MARK, INC.

QUALITY GREETING CARD

DISTRIBUTING COMPANY, INC.

THOSE CHARACTERS FROM

CLEVELAND, INC.

By:	/s/ Stephen J. Smith
Name: Stephen J. Smith
Title: Treasurer of each of the foregoing

AGCM, INC. AG.COM, INC. EGREETINGS NETWORK, INC. MIDIRINGTONES, LLC AG INTERACTIVE, INC.

By:	/s/ Stephen J. Smith
Name: Stephen J. Smith Title: Assistant Treasurer of each of the foregoing

AGC HOLDINGS, INC.

By:	/s/ Stephen J. Smith
Name: Stephen J. Smith
Title: Vice President

NATIONAL CITY BANK,
as the Global Agent, the Collateral Agent, the Swing Line Lender, a LC Issuer, and a Lender

By:	/s/ Robert S. Coleman
Name: Robert S. Coleman
Title: Senior Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	Fifth Third Bank

	By:	/s/ Roy C. Lanctot
Name: Roy C. Lanctot
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Jason A. Rastovski
Name: Jason A. Rastovski
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	LaSalle Bank National Association

	By:	/s/ Brian H. Gallagher
Name: Brian H. Gallagher
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	People’s Bank

	By:	/s/ George F. Paik
Name: George F. Paik
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	The Northern Trust Company

	By:	/s/ Jeffrey P. Sullivan
Name: Jeffrey P. Sullivan
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	US Bank, N.A.

	By:	/s/ David J. Dannemiller
Name: David J. Dannemiller
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	SIERRA CLO II, LTD.

	By:	/s/ John M. Casparian
Name: John M. Casparian
Title: Chief Operating Officer,
(Manager)
Centre Pacific, LLC

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	KeyBank National Association

	By:	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	BAYERISCHE HYPO-UND VEREINSBANK AG, New York Branch

	By:	/s/ Marianne Weinzinger
Name: Marianne Weinzinger
Title: Director

	By:	/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Associate Director

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO V, LTD., or an affiliate

	By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	Mizuho Corporate Bank, Ltd.

	By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	The Bank of Tokyo – Mitsubishi UFJ, Ltd.,
Chicago Branch

	By:	/s/ Tsuguyuki Umene
Name: Tsuguyuki Umene
Title: Deputy General Manager

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	FRANKLIN FLOATING RATE DAILY ACCESS FUND

	By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	FRANKLIN FLOATING RATE MASTER SERIES

	By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	FRANKLIN CLO V, LTD

	By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	BLUE SHIELD OF CALIFORNIA

	By:	/s/ David Ardini
Name: David Ardini
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	HSBC Bank USA, National Association

	By:	/s/ Robert J. McArdle
Name: Robert J. McArdle
Title: Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	Barclays Bank PLC

	By:	/s/ Vincent J. Muldoon
		Name:	Vincent J. Muldoon
		Title:	Director – North America Multinational Corporate Team

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	PNC Bank, National Association

	By:	/s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Managing Director

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	UBS AG Stamford Branch

	By:	/s/ Christopher M. Aitkin
		Name:	Christopher M. Aitkin
		Title:	Associate Director
Banking Products Services, US

	By:	/s/ Toba Lumbantobing
		Name:	Toba Lumbantobing
		Title:	Associate Director
Banking Products Services, US

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	UBS LOAN FINANCE LLC

	By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

	By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	DZ BANK AG
Deutsche Zentral-Genossenschaftsbank Frankfurt am Main

	By:	/s/ Paul Fitzpatrick
Name: Paul Fitzpatrick
Title: Vice President

	By:	/s/ Bernd Henrik Franke
Name: Bernd Henrik Franke
Title: Senior Vice President

Signature Page

to

Amendment No. 1

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent and the Collateral Agent, and

the Lenders party thereto

Name of Institution:	North Fork Business Capital Corp.

	By:	/s/ Ron Walker
Name: Ron Walker
Title: Vice President

Schedule 4.04(i)

Control Agreements

Financial Institution:	Account Number:
National City Bank
MMF Investment – The Bank of New York
ARS Investment – The Bank of New York
BlackRock Investments
Northern Investments
Northern Investments
JP Morgan Australia / John Sands Australia